UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 7, 2013

THE ST. JOE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Florida	1-10466	59-0432511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 South WaterSound Parkway WaterSound, FL	32413
(Address of Principal Executive Offices)	(Zip Code)
(850) 231-6400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 7, 2013, The St. Joe Company issued a press release announcing its financial results for the quarter ended September 30, 2013.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K.

99.1      Press Release dated November 7, 2013

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the Transaction, the Company intends to file a preliminary proxy statement and a definitive proxy statement with the United States Securities and Exchange Commission (“SEC”). The information contained in the preliminary filing will not be complete and may be changed.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The definitive proxy statement will be mailed to the shareholders of the Company seeking their approval of the Transaction. The Company’s shareholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to:  Investor Relations, The St. Joe Company,133 South WaterSound Parkway, WaterSound, Florida 32413. In addition, the preliminary proxy statement and definitive proxy statement will be available free of charge at the SEC’s website, www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers and other members of the Company’s management and employees may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on April 4, 2013 and the current report on Form 8-K filed with the SEC on October 3, 2013. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at: Investor Relations, The St. Joe Company,133 South WaterSound Parkway, WaterSound, Florida 32413. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s shareholders in connection with the Transaction will be set forth in the preliminary and definitive proxy statement when filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated:	November 7, 2013	By:	/s/ Marek Bakun
Marek Bakun
Chief Financial Officer